Supplement dated December 15, 2010
to the Class R-1, R-2, R-3, R-4 and R-5 Prospectus
for Principal Funds, Inc.
dated March 1, 2010

(as supplemented on March 1, 2010, March 17, 2010, May 3, 2010,
May 19, 2010, May 27, 2010, June 16, 2010, July 12, 2010
and September 16, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

GOVERNMENT & HIGH QUALITY BOND FUND
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.

INCOME FUND
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.

LARGECAP GROWTH FUND II
In the Principal Investment Strategies and Management Sub-Advisor(s) sections, delete Montag & Caldwell,
Inc. and substitute Montag & Caldwell, LLC.

PREFERRED SECURITIES FUND
The fiscal year end for the Preferred Securities Fund has changed. Effective January 1, 2011, delete all references to the Preferred Securities Fund from this prospectus.

SHORT-TERM INCOME FUND
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.

MANAGEMENT OF THE FUNDS
The Sub-Advisors

In the section for Edge Asset Management, Inc., delete references to Brian L. Placzek.

In the section for Montag & Caldwell, Inc. (“M&C”), delete the current paragraph describing the firm and substitute:
Montag & Caldwell, LLC (“M&C”), 3455 Peachtree Rd., NE, Suite 1200, Atlanta, Georgia 30326, is an
employee owned registered investment adviser which on September 24, 2010 succeeded to the business of
Montag & Caldwell, Inc., a registered investment adviser founded in 1945.